Exhibit 10.14

CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THIS DOCUMENT BECAUSE IT IS NOT MATERIAL AND (I) WOULD BE COMPETITIVELY HARMFUL TO THE REGISTRANT IF PUBLICLY DISCLOSED OR (II) IS INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. SUCH INFORMATION HAS BEEN MARKED WITH “[***]” TO INDICATE WHERE OMISSIONS HAVE BEEN MADE.

IP LICENSE AGREEMENT

This IP License Agreement (the “Agreement”), dated and effective as of May 12, 2016 (the “Effective Date”), is entered into by and between Route 92 Medical, Inc., a Delaware corporation with offices at 106 Allen Road, Suite 207, Basking Ridge, New Jersey 07920 (“Route 92”) and Silk Road Medical, Inc., a Delaware corporation with offices at 735 N. Pastoria Ave., Sunnyvale, California 94085 (“SRM”).  Route 92 and SRM are sometimes referred to herein individually as a “Party” and collectively as the “Parties.”

WHEREAS, SRM and NeuroCo, Inc. (“NeuroCo”) entered into that certain Assignment and License Agreement dated as of December 31, 2014 (the “SRM-NeuroCo Agreement”) wherein (a) SRM assigned certain intellectual property to NeuroCo and exclusively licensed other intellectual property to NeuroCo for use in the Neuro Field (as defined below) and (b) NeuroCo exclusively licensed back to SRM certain intellectual property for use in all fields outside of the Neuro Field,  and has granted SRM certain rights to enforce the Patents in all fields outside of the Neuro Field (the “NeuroCo-SRM License”);

WHEREAS, SRM and NeuroCo have entered into an amendment to the SRM-NeuroCo Agreement, effective immediately prior to the Effective Date, under which the NeuroCo-SRM License has been narrowed to exclude from the license back to SRM all rights under the Patents and Know-How (as defined herein) to make, have made, use, sell, import and otherwise exploit [***] and Compatible Devices for all uses in the Expanded Neuro Field, and all rights to enforce the Patents with respect to [***] and Compatible Devices for uses in the Expanded Neuro Field (the “SRM-NeuroCo Amendment”);

WHEREAS, Route 92 has requested that [***] be exclusively licensed by SRM to Route 92 to treat stroke in the carotid and vertebral arteries and SRM is willing to grant such a license on the terms and conditions set forth below;

WHEREAS, SRM has certain inventory and materials related to the [***] that it had previously purchased or developed, which Route 92 would like to purchase and SRM is willing to sell to Route 92 on the terms and conditions set forth below; and

WHEREAS, Vertical Fund I, L.P. and Vertical Fund II, L.P. are the majority and controlling stockholders of Route 92 as of the Effective Date.

NOW THEREFORE, for the consideration stated above, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1. Definitions. For purposes of this Agreement

“Compatible Device” means, with respect to any device claimed in the Patents, that such device has an FDA-approved (or approved by a foreign equivalent) indication for use or instructions for use in its label describing its use in conjunction with a [***].  For clarity, only devices that are specifically labeled and marketed for use with a [***], and not any other device, are Compatible Devices.

“Control” shall mean, with respect to any particular know-how possession by the Party granting the applicable right or license to the other Party as provided herein of the power and authority, whether arising by ownership, license, or other authorization, to grant and authorize under such know-how, the right or license of the scope granted to such other Party in this Agreement (i) without giving rise to any violation of the terms of any agreement with any third party,  and (ii) without imposing any additional license fees or royalties on the Party granting the applicable right or license to the other Party. “Controlled” and “Controlling” shall have their correlative meanings.

“Expanded Neuro Field” means applications and uses with respect to any anatomical structure caudal to and including the first cervical vertebra (“C1“) of the spine other than (a) access to such structure by Transcervical Delivery and (b) use of any transfemoral embolic protection device in such structure in connection with (i) CAS (stenting of atherosclerotic lesions of the carotid artery), (ii) TAVR (percutaneous intervention for aortic valve disease) or (iii) any other intervention in which the embolic protection device is intended to protect from an embolus which arises from the intervention itself, rather than treat a preexisting stroke.  For clarity, an ‘embolic protection device’ is a device intended to prevent emboli which may be created or dislodged during an interventional procedure from reaching the brain and does not include devices intended to treat preexisting strokes.

“Know-How” means know-how (a) Controlled by SRM as of the Effective Date and (b) necessary or useful to make, have made, use, sell, offer for sale or import [***] or Compatible Devices.

“Non-TC Field” means the development, manufacture, lease, sale, use or other exploitation of products, services or technologies for use in the Neuro Field, for delivery via any method except Transcervical Delivery.

“Neuro Field” means applications and uses with respect to any anatomical structure cranial to the first cervical vertebra (C1) of the spine. For clarity, access to such structures from points caudal to C1 shall be included in the Neuro Field, including but not limited to access via radial, brachial, and femoral arteries.

“Patents” means (a) the [***] patent families, as set forth in Exhibit A and (b) all patent claims claiming priority thereto, except the Sister Patents.

“Sister Patents” means the [***] patent families, as set forth in Exhibit A, and all patent claims claiming priority thereto.

[***]

“Transcervical Delivery” means to access via the carotid artery where the carotid artery is accessed by direct puncture through the wall of the carotid artery via a surgical or percutaneous approach.

1. License Grants.

1.1 [***] License to Route 92.  SRM hereby grants to Route 92 a worldwide, royalty-free, non-sublicenseable, non-exclusive sublicense under all of SRM’s rights in the [***] patent family of Sister Patents and all associated Know-How to make, have made, use, sell, import and otherwise exploit [***] and Compatible Devices in the Expanded Neuro Field.

1.2 [***] License to Route 92.  SRM hereby grants to Route 92 a worldwide, royalty-free, non-sublicenseable, non-exclusive license under all of SRM’s rights in the [***] patent family of Sister Patents and all associated Know-How to make, have made, use, sell, import and otherwise exploit [***] and Compatible Devices in the Non-TC Field (to the extent not previously granted to NeuroCo) and the Expanded Neuro Field.

1.3 No Obligation to Transfer Know-How. Notwithstanding any provision herein to the contrary, and except for Inventory, SRM shall have no obligation to transfer any Know-How to Route 92.
1.4 Reservation of Rights. Except for the rights expressly granted in Section 2 of this Agreement, no license or right is granted to either Party by implication, estoppel, reliance, or otherwise.

2. Material Transfer and Access to Vendors.

1.5 Material Transfer.  SRM hereby grants, sells, transfers and assigns to Route 92 its entire right, title and interest in any inventory and materials related to the [***] prototypes set forth on Exhibit C (“Inventory”), along with the right to use and exploit such Inventory.  Promptly after the Effective Date SRM shall deliver all such Inventory to Route 92.

1.6 Access to Vendors.  SRM acknowledges and agrees that Route 92 shall have the right to make use of any vendors or suppliers previously used by SRM to design, manufacture, assemble, test or repair any [***] or Compatible Devices, including such use of any Know-How in the possession of such vendors or suppliers and relating to such vendors’ or suppliers’ design, manufacture, assembly, testing or repair of any [***] or Compatible Devices for SRM. Any Know-How disclosed to Route 92 by any such vendor or supplier shall be deemed Confidential Information of SRM.

3. Payment. Upon SRM’s delivery of the Inventory, Route 92 shall pay to SRM [***] by wire transfer in accordance with the wire transfer instructions attached hereto as Exhibit D.

4. Representations and Warranties.

1.7 Mutual Representations and Warranties. Each Party represents and warrants to the other Parties that:

(a) it is duly organized, validly existing and in good standing as a corporation or other entity as represented herein under the laws and regulations of its jurisdiction of incorporation, organization or chartering;

(b) it has the full right, power, and authority to enter into this Agreement and to perform its obligations hereunder;
(c) the execution of this Agreement by its representative whose signature is set forth at the end hereof has been duly authorized by all necessary corporate action of the Party; and
(d) when executed and delivered by such Party, this Agreement shall constitute the legal, valid, and binding obligation of that Party, enforceable against that Party in accordance with its terms.

1.8 SRM Representations and Warranties. SRM hereby represents and warrants to Route 92 that as of the Effective Date:

(a) together with the rights assigned and granted to Route 92 by NeuroCo in the IP Assignment and License Agreement, dated as of May 12, 2016 by and between Route 92 and NeuroCo, the license grants set forth in Section 2 herein collectively convey to Route 92 all rights under the Patents and Sister Patents necessary to make, use, sell, import and otherwise exploit [***] and Compatible Devices in the Non-TC Field and the Expanded Neuro Field;

(a) neither the execution and delivery of this Agreement by SRM nor the consummation by SRM of any transactions contemplated hereby will violate any legal obligation of SRM;

(b) to the best of SRM’s knowledge, there is no settled, pending or threatened (i) litigation, (ii) reissue application, re-examination, post-grant, inter partes or covered business method patent review, interference, derivation, opposition, claim of invalidity, or other claim or proceeding (including in the form of any offer to obtain a license) or (iii) investigation by any foreign, federal, state or municipal board or other governmental or administrative agency or any arbitrator, involving the Patent or Sister Patents;

(c) it has not brought or threatened any claim against any third party alleging infringement of any Patent or Sister Patent, nor to its knowledge is any third party infringing or preparing or threatening to infringe any patent, or practicing any claim of any patent application, included as a Patent or Sister Patent; and

(d) SRM is not obligated to grant to any other person or entity any license, option or other rights in or to the Sister Patents which would conflict with the rights granted to Route 92 hereunder.

1.9 Disclaimer.  EXCEPT AS PROVIDED IN THIS ARTICLE 5, NEITHER PARTY MAKES ANY REPRESENTATIONS, WARRANTIES OR CONDITIONS (EXPRESS, IMPLIED, STATUTORY OR OTHERWISE) WITH RESPECT TO THE SUBJECT MATTER HEREOF, AND EACH PARTY SPECIFICALLY DISCLAIMS ANY AND ALL IMPLIED WARRANTIES OR CONDITIONS OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, AND ALL WARRANTIES AND CONDITIONS OF THE VALIDITY OF THE PATENTS OR SISTER PATENTS OR NONINFRINGEMENT OF THIRD PARTY INTELLECTUAL PROPERTY RIGHTS.

5. Confidentiality

1.10 Confidential Information.  Each Party shall maintain in confidence, and shall not use for any purpose or disclose to any third Party, information that is disclosed directly or indirectly by the other Party in writing and marked “Confidential” or that is disclosed orally and confirmed in writing as confidential within forty-five (45) days following such disclosure, or that is otherwise reasonably expected to be treated in a confidential manner based on the circumstances of its disclosure and the nature of the information (collectively, “Confidential Information”).  Confidential Information shall not include any information that is: (i) already known to the receiving Party at the time of disclosure hereunder, or (ii) now or hereafter becomes publicly known other than through acts or omissions of the receiving Party, or (iii) is disclosed to the receiving Party by a third party under no obligation of confidentiality to the disclosing Party or (iv) independently developed by the receiving Party without use of or reference to the Confidential Information of the disclosing Party.

1.11 Permitted Usage.  Each Party may use Confidential Information of the other Party in connection with the performance of its obligations or exercise of rights under this Agreement and may disclose Confidential Information of the other Party as follows: (i) under appropriate confidentiality provisions substantially equivalent to those in this Agreement, in connection with the performance of its obligations or exercise of rights under this Agreement; (ii) to the extent such disclosure is reasonably necessary in filing, prosecuting or maintaining patents (including applications therefor) in accordance with this Agreement, prosecuting or defending litigation, filing for, obtaining and maintaining regulatory approvals, or otherwise required by applicable law, provided, however, that if a Party is required by law to make any such disclosure of the other Party’s Confidential Information it will, to the extent legally permissible and practicable, give reasonable advance notice to the other Party of such disclosure requirement and, except to the extent inappropriate in the case of patent applications, will use its reasonable efforts to secure confidential treatment of such Confidential Information required to be disclosed; (iii) in communication with existing and potential investors, partners, acquirers, collaborators, licensees, advisors (including consultants, financial advisors, attorneys and accountants) and others on a need to know basis, in each case under written agreements or, in the case of professional advisers, ethical duties, substantially equivalent to those of this Agreement; or (iv) to the extent mutually agreed to by the Parties.

6. Indemnification.

6.1 Indemnification by Route 92.    Route 92 hereby agrees to defend, hold harmless and indemnify SRM and its affiliates, and its and their respective and their agents, directors, officers and employees (each, an “SRM Indemnitee”) from and against any and all Losses resulting from suits, claims, actions and demands, in each case brought by a third party against any SRM Indemnitee arising out of: (i) the exercise or the practice by Route 92 or its sublicensees of the rights or licenses granted to Route 92 hereunder or (ii) any breach of this Agreement by Route 92.

6.2 Procedure.  To be eligible to be indemnified hereunder, SRM shall provide Route 92 with prompt notice of the third-party claim giving rise to the indemnification obligation pursuant to this Article 7 and the right to control the defense (with the reasonable cooperation of SRM) and settlement of any such claim; provided, however, that Route 92 shall not enter into any settlement that admits fault, wrongdoing or damages without SRM’s written consent, such consent not to be unreasonably withheld or delayed. SRM shall have the right to participate, at its own expense and with counsel of its choice, in the defense of any claim or suit that has been assumed by Route 92; provided that Route 92 shall have no obligations with respect to any Losses resulting from SRM’s admission, settlement or other communication without the prior written consent of Route 92.

7. General.

1.12 Limitation of Liability.  EXCEPT FOR EITHER PARTY’S BREACH OF ANY CONFIDENTIALITY OBLIGATION UNDER ARTICLE 6, NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY OR ANY THIRD PARTY FOR ANY SPECIAL, CONSEQUENTIAL, EXEMPLARY, INCIDENTAL, STATUTORY OR PUNITIVE DAMAGES (INCLUDING LOST OF ANTICIPATED REVENUES OR PROFITS), ARISING FROM ANY CLAIM RELATING TO THIS AGREEMENT, OR THE SUBJECT MATTER HEREOF, WHETHER SUCH CLAIM IS BASED ON CONTRACT, TORT (INCLUDING NEGLIGENCE) OR OTHERWISE, EVEN IF ADVISED OF THE POSSIBILITY OR LIKELIHOOD OF SAME.    EXCEPT WITH RESPECT TO A BREACH OF SECTION 5.2(a) BY SRM, AND EXCEPT AS SET FORTH IN THE IMMEDIATELY FOLLOWING PARAGRAPH, IN NO EVENT SHALL SRM BE LIABLE FOR DAMAGES OR MONETARY REMEDIES OF ANY KIND IN THE AGGREGATE UNDER THIS AGREEMENT THAT EXCEED [***].

FOR CLARITY, NOTHING SET FORTH IN THIS AGREEMENT, INCLUDING BUT NOT LIMITED TO THE PRECEDING PARAGRAPH, SHALL BE DEEMED TO BE A LIMIT ON EITHER PARTY’S RIGHTS OR REMEDIES WITH RESPECT TO THE ENFORCEMENT OF SUCH PARTY’S INTELLECTUAL PROPERTY RIGHTS AGAINST THE OTHER PARTY FOR ANY UNLICENSED USE, INCLUDING ANY USE OUTSIDE THE SCOPE OF THE LICENSES GRANTED OR RIGHTS RETAINED HEREIN.

1.13 Further Assurances.  Each Party shall execute and deliver all further instruments and documents, and will take all further action that may be necessary or desirable as reasonably requested by a Party hereto to effectuate the Parties’ intent hereunder.

1.14 Equitable Remedies.  It is understood and agreed that breach of this Agreement may cause irreparable damage for which recovery of money damages may be inadequate, and that any Party may seek timely injunctive relief, without obligation to post a bond, to protect such Party’s right in addition to any and all remedies available at law.

1.15 Severability and Heading.  If any provision, or any portions thereof, of this Agreement is held by a court of competent jurisdiction to be invalid under any applicable statute or rule of law, the Parties agree that such invalidity shall not affect the validity of the remaining portions of this Agreement and further agree to substitute for the invalid provision a valid provision which most closely approximates the intent and economic effect of the invalid provision.  Headings used in this Agreement are for reference purposes only and in no way define, limit, construe or describe the scope of extent of such section, or any way affect this Agreement.

1.16 Notices.  All notices, requests, consents and other communications required or permitted under this Agreement shall be in writing and shall be deemed effective when mailed by registered or certified mail, postage prepaid, or transmitted by confirmed facsimile to the appropriate address as first set forth above.  Either Party may change its notice address by written notice to the other.

1.17 Non-Waiver.  No term or provisions hereof shall be deemed waived, and no breach excused unless such waiver or consent shall be in writing and signed by the Party claimed to have waived or consented.  Any consent by any Party to, or waiver of, a breach by the other, whether express or implied, shall not constitute a consent to, waiver of, or excuse for any other different or subsequent breach.

1.18 Assignment.  This Agreement shall inure to the benefit of and be binding upon each Party’s successors and assigns. This Agreement may not be assigned by either Party without the prior consent in writing of the other Party, except either Party may assign this Agreement, without such consent, to an entity that acquires all or substantially all of the business or assets of such Party to which this Agreement pertains, whether by merger, reorganization, consolidation, change of control, acquisition, sale, or otherwise.  Any assignment or transfer of this Agreement in violation of the foregoing shall be null and void.

1.19 Governing Law. This Agreement shall be governed by and construed under the laws of the State of California, excluding its conflicts of law principles.

1.20 Entire Agreement:  This Agreement constitutes the final, complete and entire agreement between the Parties with respect to the subject matter hereof and supersedes any previous proposals, negotiations, agreements, arrangements, or warranties, whether verbal or written, made between the Parties with respect to such subject matter.  This Agreement may only be amended or modified by mutual agreement of authorized representatives of the Parties in writing.

1.21 Counterparts.  This Agreement may be executed in counterparts or duplicate originals, both of which shall be regarded as one and the same instrument, and which shall be the official and governing version in the interpretation of this Agreement. Counterparts or duplicate originals of this Agreement may also be exchanged via electronic PDF copy, and an electronic PDF copy of any Party’s signature will be deemed to be an original signature for all purposes.

1.22 Non-Use of Names; Confidentiality of Agreement.  No Party shall disclose to any third party the terms and conditions of this Agreement without the prior approval of the other Party.   Notwithstanding the foregoing, each Party may disclose the terms and conditions of this Agreement (i) to exercise its rights and perform its obligations under this Agreement, (ii) to the extent required by law, provided, however, that if a Party is required by law to make any such disclosure of the terms and conditions of this Agreement it will, to the extent legally permissible and practicable, give reasonable advance notice to the other Party of such disclosure requirement and will use its reasonable efforts to secure confidential treatment of such terms and conditions required to be disclosed or (iii) to (a) such Party’s employees and consultants who are required to have access to such information in connection with the exercise of such Party’s rights or performance of its obligations under this Agreement and (b) existing and prospective investors,  acquirers, partners, collaborators, licensees and others that are contemplating a potential investment in,  acquisition of or other relationship with such Party and professional advisers (e.g., lawyers and accountants); provided, however, that any and all such employees, consultants, investors, acquirers, partners, collaborators, licensees and advisers are bound by written agreements or, in the case of professional advisers, ethical duties, to treat, hold and maintain the confidentiality of the terms and conditions of this Agreement in accordance with the terms and conditions of this Section 8.11.

1.23 Relationship of Parties.  Nothing in this Agreement or in the course of business between the Parties shall make or constitute either Party as a partner, employee or agent of the other and the relationship between the Parties is not a partnership, joint venture or agency.  Neither Party shall have any right or authority to commit or legally bind the other in any way whatsoever including, without limitation, the making of any agreement, representation or warranty.

1.24 No Implied Licenses.  Except for the rights and licenses expressly granted in this Agreement, nothing in this Agreement is intended or shall be deemed to grant to either Party any rights under any patent, copyright, know-how or other intellectual property of the other Party by implication, estoppel or otherwise.

[signature page follows]

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be signed in duplicate by duly authorized officers or representatives as of the date first above written.

Route 92 Medical, Inc.

By: /s/ Tony Chou
Print Name: Tony Chou
Title: President
Date: May 12, 2016

Silk Road Medical, Inc.

By: /s/ Erica Rogers
Print Name: Erica Rogers
Title: President and CEO
Date: May 11, 2016

Exhibit A

Patent Families

[***]
Docket No.	Patent No.	Title
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

[***]
Docket No.	Patent No.	Title
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

[***]
Docket No.	Patent No.	Title
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

[***]
Docket No.	Patent No.	Title
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

[***]
Docket No.	Patent No.	Title
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

Exhibit B

[***]

[***]
Patent	Figures	Descriptions
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

Exhibit C

Material Transfer

[***]

Exhibit D

Wire Transfer Instructions

To:	[***]
[***]
ROUTING & TRANSIT #:	[***]
FOR CREDIT OF:	[***]
ADDRESS:	[***]
ADDRESS:	[***]
CREDIT ACCOUNT #:	[***]
BY ORDER OF:	[***]